Exhibit 99.1








                              [LOGO]










                    PENNS WOODS BANCORP, INC.














                         June 30, 2003

                        Quarterly Report

                           Member FDIC

                              PWOD
                             ------
                             NASDAQ
                             Listed





Dear Shareholders:

     Penns Woods Bancorp, Inc., parent company of Jersey Shore State Bank, is proud to announce solid earnings of $5,524,000 or $1.82 per basic and dilutive share for the period ended June 30, 2003 compared to net earnings for the same period in 2002 of $4,137,000 or $1.36 per basic and dilutive share, indicating a 33.52% increase. Operating earnings, excluding net security gains of $1,221,000, were $4,303,000 for the first six months of 2003 representing a 3.76% increase over the second quarter in 2002. Assets at June 30, 2003 totaled $515,209,000, an increase of $70,283,000 over the same period in 2002. The leveraging of our balance sheet to take advantage of low interest rates along with the investing of our excess liquidity has produced the $66,000,000 increase in our available for sale securities.

     In addition to excellent growth, financial ratios continue to be sound. At June 30, 2003, Penns Woods Bancorp, Inc.'s return on average assets and return on average equity were 2.29% and 16.63% respectively, compared to 1.94% and 14.55% for the same period in 2002. During the second quarter, net income was also increased due to the opportunity to take gains in the securities market. Return on average assets and return on average equity excluding security gains are 1.79% and 12.94% for period ended June 30, 2003 compared to 2.00% and 14.99% for the first half of 2002.

     On June 25, 2003, the Federal Open Market Committee lowered its Federal Funds Target rate to its lowest level in 45 years. Despite this challenging interest rate environment, our net interest income has increased $746,000 or 8.46% over the first half of 2002. This has been achieved through asset growth, including growth in our investment portfolio, and the reduction in our cost of funds. These lower rates bring intense refinancing and new customers to our bank, more than half of our secondary mortgage market activity is home purchase financing. Our diligent staff is doing an excellent job with the extraordinary volume.

     The continued success and growth of Jersey Shore State Bank has recently acquired national recognition. In June 2003, Independent Banker magazine ranked Jersey Shore State Bank, based on 2002 performance, fourth in the nation for our return on average assets at 2.31% and eleventh in the nation for return on average equity at 21.02%. Jersey Shore State Bank was compared to other Independent Community Bankers Association banks with $250 million-$500 million in assets. In July of 2003, Penns Woods Bancorp Inc.'s strong performance gained the attention of the Frank Russell Company and was placed on the Russell 2000 index. The Russell 2000 is the most widely quoted index used to measure the overall performance of small- to mid-cap company shares. Placement on this index is not only an achievement, but will also prompt broader exposure to our company.

     We would like to extend our appreciation to our loyal shareholders, valued customers, and devoted employees. Without your encouragement and confidence, the continued progress and accomplishments of our company would not be possible.

Very truly yours,

/s/Theodore H. Reich       /s/ Ronald A. Walko
Theodore H. Reich          Ronald A. Walko
Chairman Emeritus          President & Chief Executive Officer

                                 1



MAIN OFFICE                    LOCK HAVEN BRANCH OFFICE
115 South Main Street,         4 West Main Street
P.O. Box 5098                  Lock Haven, PA 17745
Jersey Shore, PA 17740         Phone 570-748-7785
Phone 570-398-2213

BRANCH OFFICE                  MILL HALL BRANCH OFFICE
112 Bridge Street              167 Hogan Boulevard
Jersey Shore, PA 17740         Mill Hall, PA 17751
Phone 570-398-4400             Phone 570-748-8680

DUBOISTOWN BRANCH OFFICE       SPRING MILLS BRANCH OFFICE
2675 Euclid Avenue             Ross Hill Road, P.O. Box 66
Williamsport, PA 17702         Spring Mills, PA 16875
Phone 570-326-3731             Phone 814-422-8836

WILLIAMSPORT BRANCH OFFICE     ZION BRANCH OFFICE
300 Market Street              100 Cobblestone Road
Williamsport, PA 17701         Bellefonte, PA 16823
Phone 570-322-1111             Phone 814-383-2700
Toll-Free within Pennsylvania
1-888-412-5772

CENTRE HALL BRANCH OFFICE      STATE COLLEGE BRANCH OFFICE
2842 Earlystown Road           1665 North Atherton Place
Centre Hall, PA 16828          State College, PA 16803
Phone 814-364-1600             Phone 814-272-4788

JERSEY SHORE STATE BANK        THE M GROUP, INC.
Financial Center               D/B/A The Comprehensive Financial
1952 Waddle Road, Suite 106       Group*
State College, PA 16803         705 Washington Boulevard
Phone 814-235-1710              Williamsport, PA 17701
                                Phone 570-322-4627

MONTGOMERY BRANCH OFFICE       INTERNET BANKING
9094 Rt. 405 Highway           Web Site
Montgomery, PA 17752           www.jssb.com
Phone 570-547-6642
                               TELEPHONE BANKING
                               Phone 570-320-2029 or
                               1-877-520-2265
-------------
*  Securities offered through Locust Street Securities, Inc.
   (LSSI) - Member NASD, SIPC & MSRB - LSSI is not an affiliated company.

                                  2


                MANAGEMENT AND BOARD OF DIRECTORS
     (Penns Woods Bancorp, Inc. and Jersey Shore State Bank)

                            OFFICERS

Ronald A. Walko          President and Chief Executive Officer
                         of Penns Woods Bancorp, Inc. &
                         Jersey Shore State Bank

Hubert A. Valencik       Senior Vice President of Penns Woods
                         Bancorp, Inc., Senior Vice President
                         & Operations Officer of Jersey Shore
                         State Bank

William H. Rockey        Senior  Vice President of Penns Woods
                         Bancorp, Inc. & Jersey Shore State Bank

Sonya E. Scott           Secretary of Penns Woods Bancorp, Inc.,
                         Vice President & Chief Financial
                         Officer of Jersey Shore State Bank

Ann M. Riles             Vice President & Senior Loan Officer

Paul R. Mamolen          Chief Operating Officer of the
                         Comprehensive Financial Group & Vice
                         President of Jersey Shore State Bank

Robert J.  Glunk         Vice President of Branch Administration
                         & Business Development

Stephen M. Tasselli      Vice President

G. David Gundy           Vice President

William P. Young, Jr.    EDP Systems Officer

Leon T. Koskie           Vice President & Branch Manager

Gerald J. Seman          Vice President & Mortgage Officer

Leslie K. Benshoff       Cashier and Bookkeeping Manager

Marilyn R. Neyhart       Assistant Vice President, Assistant
                         Secretary & Loan Operations Officer

                                 3


Larry G. Garverick       Assistant Vice President & Loan Officer

C. Jacqueline Gottshall  Assistant Cashier & Branch Manager

John R. Frey             Assistant Vice President &
                         Compliance Officer

Theodore J. Szuhaj       Collections Manager

William V. Mauck         Assistant Vice President

Michael A. Musto         Assistant Vice President

Beverly S. Rupert        Assistant Vice President &
                         Branch Manager

JoAnn M. DiPasquale      Personnel Officer

Craig A. Russell         Assistant Vice President &
                         Branch Manager

David R. Palski          Assistant Vice President &
                         Branch Manager

Tammy L. Dole            Assistant Vice President &
                         Assistant Branch Manager

Mary L. Baier            Assistant Branch Manager &
                         I.R.A. Coordinator

Christopher J. Dunlap    Assistant in Collections

Judith A. Smith          Assistant Secretary

Margery K. Remick        Assistant Secretary

Doris M. Fogleman        Assistant Bookkeeping Manager

Mary E. Falls            Assistant Branch Manager

Cynthia A. Flanagan      Assistant Branch Manager

Lori A. Strimple         Marketing Manager

Margaret J. Shaffer      Relationship Manager

                                 4



Bonnie H. Ripka          Assistant Branch Manager

Peter J. Nastase, II     Assistant Branch Manager

Diana M. Blazina         Assistant Branch Manager

Kristen S. Bangson       Assistant Branch Manager

Janine E. Packer         Assistant Controller

                   REGISTERED REPRESENTATIVES
              FOR THE COMPREHENSIVE FINANCIAL GROUP
          (See branch listing for complete disclosure)*

Debra R. Murray-Martin, CMFC
Lock Haven Branch

Sonya L. Snyder-Barclay
Williamsport Branch

                           DIRECTORS

Phillip H. Bower            Owner, Central Equipment Company

Lynn S. Bowes               Farmer

Michael J. Casale, Jr.      Attorney, Casale & Bonner, P.C.

H. Thomas Davis, Jr.        Senior Vice President,
                            Franklin Insurance Company

James M. Furey, II          President and Owner
                            Eastern Wood Products Company

Jay H. McCormick            President & Owner,
                            J.H.M. Enterprises, Inc.

R. Edward Nestlerode, Jr.   Vice President of
                            Nestlerode Contracting, Co. Inc.

James E. Plummer            Retired, Former President of Lock
                            Haven Savings Bank,
                            Secretary, Jersey Shore State Bank

                                 5



William H. Rockey           Senior Vice President of Penns Woods
                            Bancorp, Inc., Senior Vice President
                            of Jersey Shore State Bank

Ronald A. Walko             President and Chief Executive
                            Officer of Penns Woods Bancorp,
                            Inc., President and Chief Executive
                            Officer of Jersey Shore State Bank

              WILLIAMSPORT AREA ADVISORY DIRECTORS

Robert H. Kauffeld          Architect

James T. Wolyniec           President,
                            Wolyniec Construction, Inc.


                       HONORARY DIRECTORS

Theodore H. Reich,          Chairman Emeritus

Raymond D. Eck

Joseph G. Gehret, Sr.

Howard M. Thompson

Allan W. Lugg

William S. Frazier

                                 6



                      FINANCIAL HIGHLIGHTS


                                                    Six Months Ended
                                                        June 30,
                                                   2003            2002
                                                   --------------------
Per-Share Data
   Net income - basic                       $       1.82        $       1.36
   Net income - diluted                             1.82                1.36
   Cash dividends                                   0.60                0.54
   Shareholders' equity                            22.77               19.23

Balances at June 30 (in thousands),
   Total Assets                             $515,209,000        $444,926,000
   Net loans                                 251,849,000         248,806,000
   Deposits                                  340,564,000         315,633,000
   Shareholders' Equity                       69,015,000          58,336,000

Profitability Ratios
   Return on average assets                        2.29%               1.94%
   Return on average shareholders' equity         16.63%              14.55%

Common Stock Price Performance

                                        Price Range            Per Share
                                     High          Low          Dividend
2003
   First Quarter                    45.40          36.15          0.30
   Second Quarter                   52.17          41.48          0.30

2002
   First Quarter                    35.00          32.33          0.27
   Second Quarter                   36.37          33.00          0.27
   Third Quarter                    35.70          32.20          0.27
   Fourth Quarter                   36.85          33.00          0.55


                THIS INTERIM FINANCIAL INFORMATION
             IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

                                 7



MARKET MAKERS
Merrill Lynch
1 West Third Street
Williamsport, PA 17701
Telephone: 570-327-6651
           800-937-0769

Janney Montgomery Scott
Sovereign Bank Plaza
33 West 3rd Street, Suite 201
Williamsport, PA 17701
Telephone 800-652-6639

Ryan, Beck & Co.
220 South Orange Avenue
Livingston, NJ 07039-5817
Telephone: 800-223-8969

Ferris Baker Watts, Inc.
6 Bird Cage Walk
Hollidaysburg, PA 16648
Telephone: 800-343-5149

Monroe Securities, Inc.
47 State Street
Rochester, NY 14614
Telephone: 800-766-5560

Legg Mason Wood Walker, Inc.
1735 Market Street, 10th Floor
Mellon Bank Center
Philadelphia, PA 19103
Telephone: 800-888-6673

Penns Woods Bancorp, Inc.'s common stock is listed on the NASDAQ
National Market and is traded under the symbol PWOD

                                8



                   CONSOLIDATED BALANCE SHEET
                           (Unaudited)

                                                         =============================
                                                                    JUNE 30,
                                                             2003              2002
                                                                  (IN THOUSANDS)
                                                         =============================
ASSETS:
  Cash and due from banks                                $   14,109        $   12,887
  Investment securities available for sale                  218,731           152,318
  Investment securities held to maturity                        966             1,252
  Loans held for sale                                         2,622             1,940
  Loans, net of unearned discount of                        254,890           251,806
  Allowance for loan and lease losses                        (3,041)           (3,000)
                                                         ----------        ----------
    LOANS, NET                                              251,849           248,806
                                                         ----------        ----------
  Bank premises and equipment, net                            4,652             4,514
  Accrued interest receivable                                 2,545             2,605
  Bank-owned life insurance                                   8,711             8,327
  Goodwill                                                    3,032             3,032
  Other assets                                                7,992             9,245
                                                         ----------        ----------
TOTAL ASSETS                                             $  515,209        $  444,926
                                                         ==========        ==========

LIABILITIES:
  Interest-bearing deposits                              $  282,097        $  265,061
  Noninterest-bearing deposits                               58,467            50,572
                                                         ----------        ----------
    TOTAL DEPOSITS                                          340,564           315,633

  Short-term borrowings                                      29,306            20,869
  Other borrowings                                           70,878            46,778
  Accrued interest payable                                      957             1,134
  Other liabilities                                           4,489             2,176
                                                         ----------        ----------
    TOTAL LIABILITIES                                    $  446,194        $  386,590
                                                         ----------        ----------

SHAREHOLDERS' EQUITY:
  Common stock par value $10.00, 10,000,000 shares
    authorized; 3,138,132 and 3,131,644 shares issued
    at June 30, 2003 and 2002, respectively                  31,381            31,316
  Additional paid-in capital                                 18,322            18,230
  Retained earnings                                          15,455             9,486
  Accumulated other comprehensive gain                        7,354             2,511
  Treasury stock at cost, 107,703 shares in 2003
    and 98,054 in 2002                                       (3,497)           (3,207)
                                                         ----------        ----------
TOTAL SHAREHOLDERS' EQUITY                                   69,015            58,336
                                                         ----------        ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $  515,209        $  444,926
                                                         ==========        ==========

  THIS INTERIM STATEMENT IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

                                 9


                 CONSOLIDATED STATEMENT OF INCOME
                           (Unaudited)

                                                         =============================
                                                                    June 30,
                                                             2003              2002
                                                                  (IN THOUSANDS)
                                                         =============================
INTEREST INCOME:
  Interest and fees on loans                             $   9,902         $  10,454
  Interest and dividends on investments:
    Taxable                                                  2,769             2,171
    Tax Exempt                                               1,593             1,569
  Other dividend and interest income                            79                81
                                                         ----------        ----------
      TOTAL INTEREST INCOME                                 14,343            14,275
                                                         ----------        ----------

INTEREST EXPENSE:
  Interest on deposits                                       3,122             4,007
  Interest on short-term borrowings                            172               276
  Interest on other borrowings                               1,487             1,176
                                                         ----------        ----------
      TOTAL INTEREST EXPENSE                                 4,781             5,459
                                                         ----------        ----------
NET INTEREST INCOME                                          9,562             8,816
PROVISION FOR LOAN LOSSES                                      135               185
                                                         ----------        ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          9,427             8,631
                                                         ----------        ----------
OTHER INCOME:
  Service charges                                              937               832
  Securities gains (losses),net                              1,851              (191)
  Earnings on bank-owned life insurance                        207               201
  Insurance commissions                                        750             1,112
  Other operating income                                       483               573
                                                         ----------        ----------
      TOTAL OTHER INCOME, NET                                4,228             2,527
                                                         ----------        ----------
OTHER EXPENSES:
  Salaries and employee benefits                              3,320            3,489
  Occupancy expense, net                                        465              404
  Furniture and equipment expense                               548              412
  Other operating expenses                                    1,992            1,703
                                                         ----------        ----------
      TOTAL OTHER EXPENSES                                    6,325            6,008
                                                         ----------        ----------
INCOME BEFORE INCOME TAX PROVISION                            7,330            5,150
APPLICABLE INCOME TAX PROVISION                               1,806            1,013
                                                         ----------        ----------
NET INCOME                                               $    5,524        $   4,137
                                                         ==========        ==========
  Earnings per share - basic                             $     1.82        $    1.36
                                                         ==========        ==========
  Earnings per share - diluted                           $     1.82        $    1.36
                                                         ==========        ==========
  Basic weighted average shares outstanding               3,030,281        3,035,750

  THIS INTERIM STATEMENT IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT
                                 10